STOCK PLEDGE AGREEMENT

STOCK PLEDGE AGREEMENT, dated as of November 26, 2002, made by Richardson International, Inc., a Delaware corporation (the "Pledgor") in favor of and Bank One, NA, acting as administrative agent for the benefit of the Lenders (as defined below) (hereinafter, in such capacity, together with its successors and assigns, the "Secured Party").

RECITALS:

WHEREAS, an Amended and Restated Revolving Credit Agreement dated as of November 26, 2002 (as amended and modified from time to time, the "Credit Agreement") was entered into by and among (i) Richardson Electronics, Ltd., a Delaware corporation (the "US-Borrower"); (ii) Burtek Systems, Inc., a Canadian corporation, Richardson Electronics Canada, Ltd., a Canadian corporation (each a "Canada-Borrower", and collectively, the "Canada-Borrowers"); (iii) Richardson Electronics Limited, an English limited liability company (the "UK-Borrower"); (iv) RESA, SNC, a French partnership, Richardson Electronique SNC, a French partnership, Richardson Electronics Iberica, S.A., a Spanish corporation, Richardson Electronics GmbH, a German limited liability company, Richardson Electronics Benelux B.V., a Dutch private limited liability company (each a "Euro-Borrower" and collectively, the "Euro-Borrowers"); (v) Richardson Sweden Holding AB, a Swedish corporation (the "Krona-Borrower"); and (vi) Richardson Electronics KK, a company organized under the laws of Japan (the "Japan-Borrower") (the US-Borrower, the Canada-Borrowers, the UK-Borrower, the Euro-Borrowers, the Krona-Borrower and the Japan-Borrower are collectively referred to as the "Borrowers"), the lenders from time to time parties thereto (each, a "Lender" and collectively, the "Lenders"), Bank One, NA, London Branch as Eurocurrency Agent (the "Eurocurrency Agent"), Bank One, NA, Canada Branch as Canada Agent (the "Canada Agent") and Bank One, NA, Tokyo Branch as Japan Agent (the "Japan Agent") (the Administrative Agent, Eurocurrency Agent, the Canada Agent and the Japan Agent are collectively referred to as the "Funding Agents" and each individually a "Funding Agent"), and Bank One, NA, as administrative agent (in such capacity, the "Administrative Agent"; the Administrative Agent, together with the Funding Agents are collectively hereinafter referred to as the "Agents" and each individually an "Agent") pursuant to which the Lenders agreed to lend to the applicable Borrowers under the Canada Facility, the Euro Facility, the Japan Facility, the Krona Facility, the UK Facility and the US Facility, subject to the terms and conditions thereof (the "Loans");

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrowers upon the terms and subject to the conditions set forth therein, to be evidenced by the Notes issued by the Pledgor and its affiliates under the Credit Agreement;

WHEREAS, the Pledgor is the legal and beneficial owner of the shares of Pledged Stock (as hereinafter defined) issued by the Issuers (as hereinafter defined); and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans under the Credit Agreement that the Pledgor shall have executed and delivered this Stock Pledge Agreement to the Secured Party for the benefit of the Lenders.

NOW, THEREFORE, in consideration of the premises and to induce the Secured Party and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans under the Credit Agreement, the Pledgor hereby agrees with the Secured Party, for the benefit of the Lenders, as follows:

SECTION 1. DEFINED TERMS. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. The following terms shall have the following meanings:

"Agreement" shall mean this Stock Pledge Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

"Code" shall mean the Uniform Commercial Code from time to time in effect in Illinois.

"Collateral" shall mean the Pledged Stock and all Proceeds.

"Collateral Account" shall mean any account established to hold money Proceeds, maintained under the sole dominion and control of the Secured Party, subject to withdrawal by the Secured Party for the account of the Lenders only as provided in Section 8.

"Issuers" shall mean the collective reference to the subsidiaries identified on Schedule 1 attached hereto as the issuers of the Pledged Stock; individually, each an "Issuer."

"Loan Document" shall mean each of the "Documents" (as such term is defined in the Credit Agreement).

"Obligations" shall mean:

(a) Any and all indebtedness or liabilities, of whatever kind, nature and description, now existing or hereafter arising, due or to become due, of the Pledgor to the Secured Party, any Lender or any Affiliate of the Secured Party or any Lender, whether direct or indirect, primary or secondary, secured or unsecured (including overdrafts), absolute or contingent, joint or several, arising out of or relating to any Loan Document or any other agreement, document or instrument between or among the Pledgor and the Secured Party, any Lender and/or the Affiliates of the Secured Party or any Lenders;

(b) Any and all obligations of the Pledgor to the Secured Party or any Lender to perform acts or refrain from performing acts arising out of or relating to any Loan Document or any other agreement, document or instrument between or among the Pledgor and the Secured Party, any Lender and/or the Affiliates of the Secured Party or any Lenders; and

(c) Any and all liabilities of the Pledgor incurred under this Agreement.

"Pledged Stock" shall mean the shares of capital stock listed on Schedule 1 hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by any Issuer to the Pledgor while this Agreement is in effect.

"Proceeds" shall mean all "proceeds" as such term is defined in the Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

"Securities Act" shall mean the Securities Act of 1933, as amended.

The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

SECTION 2. PLEDGE; GRANT OF SECURITY INTEREST. The Pledgor hereby delivers to the Secured Party, for the benefit of the Lenders, all the Pledged Stock and hereby grants to Secured Party, for the benefit of the Lenders, a first-priority security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

SECTION 3. STOCK POWERS. Concurrently with the delivery to the Secured Party of each certificate representing one or more shares of Pledged Stock to the Secured Party, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor with, if the Secured Party so requests, signature guaranteed.

SECTION 4. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants that: (a) it is a Wholly-Owned Subsidiary of the U.S. Borrower; (b) each Borrower (other than the U.S. Borrower) is a Wholly-Owned Subsidiary of the Pledgor; (c) the shares of Pledged Stock constitute all the issued and outstanding shares of all classes of the capital stock of each Issuer; (d) all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable; (e) the Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement; and (f) upon delivery to the Secured Party of the stock certificates evidencing the Pledged Stock, the security interest created by this Agreement will constitute a valid, perfected first priority security interest in the Collateral, enforceable in accordance with its terms against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

SECTION 5. COVENANTS. The Pledgor covenants and agrees with the Secured Party and the Lenders that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

(a) If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Secured Party and the Lenders, hold the same in trust for the Secured Party and the Lenders and deliver the same forthwith to the Secured Party in the exact form received, duly indorsed by the Pledgor to the Secured Party, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Secured Party so requests, signature guaranteed, to be held by the Secured Party, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer shall be paid over to the Secured Party to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Secured Party to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Secured Party, hold such money or property in trust for the Lenders, segregated from other funds of the Pledgor, as additional collateral security for the Obligations.

(b) Without the prior written consent of the Secured Party, the Pledgor shall not (1) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, (2) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, (3) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interests created by this Agreement or (4) enter into any agreement or undertaking restricting the right or ability of the Pledgor or the Secured Party to sell, assign or transfer any of the Collateral.

(c) The Pledgor shall maintain the security interest created by this Agreement as a first-priority, perfected security interest and shall defend such security interest against claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Secured Party, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Secured Party may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Secured Party, duly endorsed in a manner satisfactory to the Secured Party, to be held as Collateral pursuant to this Agreement.

(d) The Pledgor shall pay, and save the Secured Party and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

    SECTION 6. CASH DIVIDENDS; VOTING RIGHTS. Unless an Event of Default shall have occurred and be continuing and the Secured Party shall have given notice to the Pledgor of the Secured Party's intent to exercise its corresponding rights pursuant to Section 8 below, the Pledgor shall be permitted to receive all cash dividends paid in the normal course of business of the Issuers and consistent with past practice, to the extent permitted in the Credit Agreement, in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Secured Party's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Notes, this Agreement or any other Loan Document.

    SECTION 7. RIGHTS OF THE LENDERS AND THE SECURED PARTY.

    (a) All money Proceeds received by the Secured Party hereunder shall be held by the Secured Party for the benefit of the Lenders in a Collateral Account. All Proceeds while held by the Secured Party in a Collateral Account (or by the Pledgor in trust for the Secured Party and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in paragraph (b).

    (b) If an Event of Default shall occur and be continuing and the Secured Party shall give notice of its intent to exercise such rights to the Pledgor, (1) the Secured Party shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as the Secured Party may determine, and (2) all shares of the Pledged Stock shall be registered in the name of the Secured Party or its nominee, and the Secured Party or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of any Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the Pledgor or the Secured Party of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Secured Party may determine), all without liability except to account for property actually received by it, but the Secured Party shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

        SECTION 8. REMEDIES.

        (a) If an Event of Default shall have occurred and be continuing, at any time at the Secured Party's election, the Secured Party may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as the Secured Party may elect.

        (b) If an Event of Default shall have occurred and be continuing, the Secured Party, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Secured Party, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Secured Party or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Secured Party shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Party and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Secured Party, to the payment in whole or in part of the Obligations, in such order as the Secured Party may elect, and only after such application and after the payment by the Secured Party of any other amount required by any provision of law, need the Secured Party account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Secured Party or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Secured Party or any Lender to collect such deficiency.

            SECTION 9. PRIVATE SALES.

            (a) The Pledgor recognizes that the Secured Party may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit any Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

            (b) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Secured Party and the Lenders, that the Secured Party and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

                SECTION 10. IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO ISSUER. The Pledgor hereby authorizes and instructs each Issuer to comply with any instruction received by it from the Secured Party in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that each Issuer shall be fully protected in so complying.

                SECTION 11. SECURED PARTY'S APPOINTMENT AS ATTORNEY-IN-FACT. The Pledgor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent of the Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in the Secured Party's own name, from time to time in the Secured Party's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. This power being coupled with an interest is irrevocable.

                SECTION 12. DUTY OF SECURED PARTY. The Secured Party's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Secured Party deals with similar securities and property for its own account, except that the Secured Party shall have no obligation to invest funds held in any Collateral Account and may hold the same as demand deposits. Neither the Secured Party, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

                SECTION 13. EXECUTION OF FINANCING STATEMENTS. The Pledgor authorizes the Secured Party to file financing statements with respect to the Collateral without the signature of the Pledgor in such form and in such filing offices as the Secured Party reasonably determines appropriate to perfect the security interests of the Secured Party under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                SECTION 14. AUTHORITY OF SECURED PARTY. The Pledgor acknowledges that the rights and responsibilities of the Secured Party under this Agreement with respect to any action taken by the Secured Party or the exercise or non-exercise by the Secured Party of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Secured Party and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Secured Party and the Pledgor, the Secured Party shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting.

                SECTION 15. NOTICES. All notices, requests and other communications to any party hereto shall be given to such party, at the address set forth on the signature page hereof, in the manner specified in Section 13.1 of the Credit Agreement, or such other address or as such party may hereafter specify for the purpose of notice to the other party.

                SECTION 16. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                SECTION 17. AMENDMENTS IN WRITING; NO WAIVER; CUMULATIVE REMEDIES.

                (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Secured Party, provided that any provision of this Agreement may be waived by the Secured Party and the Lenders in a letter or agreement executed by the Secured Party or by telex or facsimile transmission from the Secured Party.

                (b) Neither the Secured Party nor any Lender shall by any act (except by a written instrument pursuant to paragraph (a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Secured Party or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Secured Party or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party or such Lender would otherwise have on any future occasion.

                (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                    SECTION 18. SECTION HEADINGS. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                    SECTION 19. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Secured Party and the Lenders and their successors and assigns.

                    SECTION 20. GOVERNING LAW; JURISDICTION; JURY TRIAL.

                      (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS (EXCEPT TO THE EXTENT THAT THE UCC PROVIDES FOR THE APPLICATION OF LAWS OF ANOTHER STATE).

                      (b) THE PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE PLEDGOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE SECURED PARTY, ANY AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE PLEDGOR OR ANY BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE PLEDGOR AGAINST THE SECURED PARTY, ANY AGENT OR LENDER OR ANY OF THEIR RESPECTIVE AFFILIATES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

                      (c) THE PLEDGOR AND THE SECURED PARTY HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

                      IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.

                      Secured Party:

                      BANK ONE, NA

                      By:_________________________________

                      Its:_________________________________

                      Notice Address:

                      120 S. LaSalle Street, Suite 1201

                      Chicago, Illinois 60603

                      Attention: Gregory H. Teegen

                      Tel: 312-661-5687

                      Fax: 312-661-5034

                      Pledgor:

                      RICHARDSON INTERNATIONAL, INC.

                      By:_________________________________

                      Its:_________________________________

                      Notice Address:

                      c/o Richardson Electronics, Ltd.

                      40 W. 267 Keslinger Road

                      P.O. Box 393

                      LaFox, Illinois 60147-0393

                      Attention: Dario Sacomani

                      Tel: 630-208-2200

                      Fax: 630-208-2950

                      FORM OF ACKNOWLEDGEMENT AND CONSENT

                      The undersigned hereby acknowledges receipt of a copy of the Stock Pledge Agreement dated as of ______________, 2002 (the "Pledge Agreement"), made by Richardson International, Inc.., a Delaware corporation in favor of and Bank One, NA, acting as administrative agent for the benefit of the Lenders (hereinafter, in such capacity, together with its successors and assigns, the "Secured Party"). The undersigned agrees for the benefit of the Secured Party and the Lenders as follows:

                      1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

                      2. The undersigned will notify the Secured Party promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Pledge Agreement.

                      3. The terms of paragraph 9(b) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Pledge Agreement.

                      Issuer:

                      [Insert Name of Issuer]

                      By:_________________________________

                      Its:_________________________________

                      Notice Address:

                      c/o Richardson Electronics, Ltd.

                      40 W. 267 Keslinger Road

                      P.O. Box 393

                      LaFox, Illinois 60147-0393

                      Attention: Dario Sacomani

                      Tel: 630-208-2200

                      Fax: 630-208-2950